Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Universal Global Hub Inc. (the “Registrant”) on Form 10-Q for the period ending March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wayne Tsao, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 17, 2021

	By:	/s/ Wayne Tsao
Wayne Tsao Interim Chief Financial Officer